AT&T Inc.
Financial Data

Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Third Quarter		Percent	Nine-Month Period		Percent
	2019	2018	Change	2019	2018	Change
Operating Revenues
Service	$40,317	$41,297	(2.4)%	$122,024	$109,849	11.1%
Equipment	4,271	4,442	(3.8)%	12,348	12,914	(4.4)%
Total Operating Revenues	44,588	45,739	(2.5)%	134,372	122,763	9.5%

Operating Expenses
Cost of revenues
Equipment	4,484	4,828	(7.1)%	13,047	14,053	(7.2)%
Broadcast, programming and operations	7,066	7,227	(2.2)%	22,448	17,842	25.8%
Other cost of revenues (exclusive of depreciation and amortization shown separately below)	8,604	8,651	(0.5)%	25,910	24,215	7.0%
Selling, general and administrative	9,584	9,598	(0.1)%	29,077	26,179	11.1%
Depreciation and amortization	6,949	8,166	(14.9)%	21,256	20,538	3.5%
Total Operating Expenses	36,687	38,470	(4.6)%	111,738	102,827	8.7%
Operating Income	7,901	7,269	8.7%	22,634	19,936	13.5%
Interest Expense	2,083	2,051	1.6%	6,373	5,845	9.0%
Equity in Net Income (Loss) of Affiliates	3	(64)	-%	36	(71)	-%
Other Income (Expense) - Net	(935)	1,053	-%	(967)	5,108	-%
Income Before Income Taxes	4,886	6,207	(21.3)%	15,330	19,128	(19.9)%
Income Tax Expense	937	1,391	(32.6)%	3,059	4,305	(28.9)%
Net Income	3,949	4,816	(18.0)%	12,271	14,823	(17.2)%
Less: Net Income Attributable to Noncontrolling Interest	(249)	(98)	-%	(762)	(311)	-%
Net Income Attributable to AT&T	$3,700	$4,718	(21.6)%	$11,509	$14,512	(20.7)%

Basic Earnings Per Share Attributable to AT&T	$0.50	$0.65	(23.1)%	$1.57	$2.19	(28.3)%
Weighted Average Common Shares Outstanding (000,000)	7,327	7,284	0.6%	7,321	6,603	10.9%

Diluted Earnings Per Share Attributable to AT&T	$0.50	$0.65	(23.1)%	$1.57	$2.19	(28.3)%
Weighted Average Common Shares Outstanding with Dilution (000,000)	7,356	7,320	0.5%	7,350	6,630	10.9%

AT&T Inc.
Financial Data

Consolidated Balance Sheets
Dollars in millions
Unaudited	Sep. 30,	Dec. 31,
	2019	2018
Assets
Current Assets
Cash and cash equivalents	$6,588	$5,204
Accounts receivable - net of allowances for doubtful accounts of $1,121 and $907	22,921	26,472
Prepaid expenses	1,493	2,047
Other current assets	19,693	17,704
Total current assets	50,695	51,427
Noncurrent Inventories and Theatrical Film and Television Production Costs	12,014	7,713
Property, Plant and Equipment – Net	131,316	131,473
Goodwill	146,106	146,370
Licenses – Net	96,026	96,144
Trademarks and Trade Names – Net	23,855	24,345
Distribution Networks – Net	15,806	17,069
Other Intangible Assets – Net	22,060	26,269
Investments in and Advances to Equity Affiliates	4,137	6,245
Operating Lease Right-of-Use Assets	24,477	-
Other Assets	22,304	24,809
Total Assets	$548,796	$531,864

Liabilities and Stockholders’ Equity
Current Liabilities
Debt maturing within one year	$11,608	$10,255
Accounts payable and accrued liabilities	43,955	43,184
Advanced billings and customer deposits	6,097	5,948
Accrued taxes	2,741	1,179
Dividends payable	3,725	3,854
Total current liabilities	68,126	64,420
Long-Term Debt	153,568	166,250
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	57,786	57,859
Postemployment benefit obligation	22,853	19,218
Operating lease liabilities	22,288	-
Other noncurrent liabilities	29,848	30,233
Total deferred credits and other noncurrent liabilities	132,775	107,310
Stockholders’ Equity
Common stock	7,621	7,621
Additional paid-in capital	125,139	125,525
Retained earnings	59,347	58,753
Treasury stock	(11,195)	(12,059)
Accumulated other comprehensive income	2,137	4,249
Noncontrolling interest	11,278	9,795
Total stockholders’ equity	194,327	193,884
Total Liabilities and Stockholders' Equity	$548,796	$531,864

AT&T Inc.
Financial Data

Consolidated Statements of Cash Flows
Dollars in millions
Unaudited	Nine-Month Period
	2019	2018
Operating Activities
Net income	$12,271	$14,823
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	21,256	20,538
Amortization of film and television costs	7,059	1,608
Undistributed earnings from investments in equity affiliates	81	312
Provision for uncollectible accounts	1,855	1,240
Deferred income tax expense (benefit)	1,039	4,337
Net (gain) loss from investments, net of impairments	(1,014)	(501)
Pension and postiretirement benefit expense (credit)	(1,297)	(762)
Actuarial (gain) loss on pension and postretirement benefits	4,048	(2,726)
Changes in operating assets and liabilities:
Receivables	2,503	(1,268)
Other current assets, inventories and theatrical film and television production costs	(9,337)	(2,729)
Accounts payable and other accrued liabilities	(936)	(1,385)
Equipment installment receivables and related sales	848	220
Deferred customer contract acquisition and fulfillment costs	(796)	(2,657)
Postretirement claims and contributions	(635)	(630)
Other - net	(220)	1,102
Total adjustments	24,454	16,699
Net Cash Provided by Operating Activities	36,725	31,522

Investing Activities
Capital expenditures:
Purchase of property and equipment	(15,683)	(16,695)
Interest during construction	(160)	(404)
Acquisitions, net of cash acquired	(1,124)	(43,116)
Dispositions	3,775	983
(Purchases), sales and settlement of securities and investments, net	523	(234)
Advances to and investments in equity affiliates, net	(333)	(1,021)
Cash collections of deferred purchase price	-	500
Net Cash Used in Investing Activities	(13,002)	(59,987)

Financing Activities
Net change in short-term borrowings with original maturities of three months or less	(22)	(1,071)
Issuance of other short-term borrowings	4,012	4,852
Repayment of other short-term borrowings	(4,702)	(1,075)
Issuance of long-term debt	15,034	38,325
Repayment of long-term debt	(24,368)	(43,579)
Payment of vendor financing	(2,601)	(347)
Purchase of treasury stock	(409)	(577)
Issuance of treasury stock	576	359
Issuance of preferred interest in subsidiary	1,488	-
Dividends paid	(11,162)	(9,775)
Other	(187)	(791)
Net Cash Used in Financing Activities	(22,341)	(13,679)
Net increase (decrease) in cash and cash equivalents and restricted cash	1,382	(42,144)
Cash and cash equivalents and restricted cash beginning of year	5,400	50,932
Cash and Cash Equivalents and Restricted Cash End of Period	$6,782	$8,788

AT&T Inc.
Consolidated Supplementary Data

Supplementary Financial Data
Dollars in millions except per share amounts
Unaudited	Third Quarter		Percent	Nine-Month Period		Percent
	2019	2018	Change	2019	2018	Change
Capital expenditures
Purchase of property and equipment	$5,141	$5,736	(10.4)%	$15,683	$16,695	(6.1)%
Interest during construction	48	137	(65.0)%	160	404	(60.4)%
Total Capital Expenditures	$5,189	$5,873	(11.6)%	$15,843	$17,099	(7.3)%

Dividends Declared per Share	$0.51	$0.50	2.0%	$1.53	$1.50	2.0%

End of Period Common Shares Outstanding (000,000)				7,303	7,270	0.5%
Debt Ratio				45.9%	49.8%	(390)	BP
Total Employees				251,840	269,280	(6.5)%

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited				September 30,		Percent
				2019	2018	Change
Wireless Subscribers
Domestic				162,300	149,150	8.8%
Mexico				18,619	17,305	7.6%
Total Wireless Subscribers				180,919	166,455	8.7%

Video Connections
Domestic				21,573	25,176	(14.3)%
Latin America				13,306	13,640	(2.4)%
Total Video Connections				34,879	38,816	(10.1)%

Broadband Connections
IP				14,786	14,745	0.3%
DSL				789	1,002	(21.3)%
Total Broadband Connections				15,575	15,747	(1.1)%

Voice Connections
Network Access Lines				8,831	10,399	(15.1)%
U-verse VoIP Connections				4,539	5,274	(13.9)%
Total Retail Voice Connections				13,370	15,673	(14.7)%

	Third Quarter		Percent	Nine-Month Period		Percent
	2019	2018	Change	2019	2018	Change
Wireless Net Additions
Domestic	3,679	3,432	7.2%	10,369	9,166	13.1%
Mexico	598	907	(34.1)%	990	2,206	(55.1)%
Total Wireless Net Additions	4,277	4,339	(1.4)%	11,359	11,372	(0.1)%

Video Net Additions
Domestic	(1,358)	(297)	-%	(2,931)	(92)	-%
Latin America	(167)	(73)	-%	(310)	52	-%
Total Video Net Additions	(1,525)	(370)	-%	(3,241)	(40)	-%

Broadband Net Additions
IP	(74)	36	-%	33	258	(87.2)%
DSL	(49)	(62)	21.0%	(160)	(230)	30.4%
Total Broadband Net Additions	(123)	(26)	-%	(127)	28	-%

COMMUNICATIONS SEGMENT

The Communications segment provides wireless and wireline telecom, video and broadband services to consumers located in the U.S. or in U.S. territories and businesses globally. The Communications segment contains three reporting units: Mobility, Entertainment Group, and Business Wireline. Historical results in the Mobility and Business Wireline business units of the Communications segment have been recast to remove operations in Puerto Rico and the U.S. Virgin Islands, which we began held-for-sale accounting in the third quarter of 2019.

Segment Results
Dollars in millions
Unaudited	Third Quarter		Percent	Nine-Month Period		Percent
	2019	2018	Change	2019	2018	Change
Segment Operating Revenues
Mobility	$17,701	$17,735	(0.2)%	$52,356	$51,965	0.8%
Entertainment Group	11,197	11,589	(3.4)%	33,893	34,498	(1.8)%
Business Wireline	6,503	6,683	(2.7)%	19,588	20,035	(2.2)%
Total Segment Operating Revenues	35,401	36,007	(1.7)%	105,837	106,498	(0.6)%

Segment Operating Contribution
Mobility	5,742	5,575	3.0%	16,817	16,144	4.2%
Entertainment Group	1,085	1,104	(1.7)%	4,077	3,888	4.9%
Business Wireline	1,209	1,471	(17.8)%	3,824	4,466	(14.4)%
Total Segment Operating Contribution	$8,036	$8,150	(1.4)%	$24,718	$24,498	0.9%

Mobility

Mobility provides nationwide wireless service and equipment. Results have been recast to conform to the current period's presentation.

Mobility Results
Dollars in millions
Unaudited	Third Quarter		Percent		Nine-Month Period		Percent
	2019	2018	Change		2019	2018	Change
Operating Revenues
Service	$13,930	$13,828	0.7%		$41,383	$40,594	1.9%
Equipment	3,771	3,907	(3.5)%		10,973	11,371	(3.5)%
Total Operating Revenues	17,701	17,735	(0.2)%		52,356	51,965	0.8%

Operating Expenses
Operations and support	9,948	10,104	(1.5)%		29,511	29,603	(0.3)%
Depreciation and amortization	2,011	2,057	(2.2)%		6,027	6,218	(3.1)%
Total Operating Expenses	11,959	12,161	(1.7)%		35,538	35,821	(0.8)%
Operating Income	5,742	5,574	3.0%		16,818	16,144	4.2%
Equity in Net Income (Loss) of Affiliates	-	1	-%		(1)	-	-%
Operating Contribution	$5,742	$5,575	3.0%		$16,817	$16,144	4.2%

Operating Income Margin	32.4%	31.4%	100	BP	32.1%	31.1%	100	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					September 30,		Percent
					2019	2018	Change
Mobility Subscribers
Postpaid smartphones					60,306	59,829	0.8%
Postpaid feature phones and data-centric devices					14,846	16,344	(9.2)%
Postpaid					75,152	76,173	(1.3)%
Prepaid					17,740	16,721	6.1%
Reseller					7,120	8,079	(11.9)%
Connected Devices					62,288	48,177	29.3%
Total Mobility Subscribers					162,300	149,150	8.8%

Postpaid Phone Subscribers					62,812	62,850	(0.1)%
Total Phone Subscribers					79,462	78,639	1.0%

	Third Quarter				Nine-Month Period		Percent
	2019	2018			2019	2018	Change
Mobility Net Additions
Postpaid	(217)	(231)	6.1%		(570)	(105)	-%
Prepaid	227	570	(60.2)%		669	1,275	(47.5)%
Reseller	(231)	(366)	36.9%		(677)	(1,175)	42.4%
Connected Devices	3,900	3,459	12.7%		10,947	9,171	19.4%
Total Mobility Net Additions	3,679	3,432	7.2%		10,369	9,166	13.1%

Postpaid Phone Net Additions	101	67	50.7%		254	63	-%
Total Phone Net Additions	255	547	(53.4)%		780	1,104	(29.3)%

Postpaid Churn	1.19%	1.16%	3	BP	1.14%	1.08%	6	BP
Postpaid Phone-Only Churn	0.95%	0.93%	2	BP	0.91%	0.86%	5	BP

Entertainment Group

Entertainment Group provides video, including over-the-top (OTT) services, broadband and voice communication services primarily to residential customers. This business unit also sells advertising on video distribution platforms.

Entertainment Group Results
Dollars in millions
Unaudited	Third Quarter		Percent		Nine-Month Period		Percent
	2019	2018	Change		2019	2018	Change
Operating Revenues
Video entertainment	$7,933	$8,283	(4.2)%		$24,042	$24,681	(2.6)%
High-speed internet	2,117	2,045	3.5%		6,296	5,904	6.6%
Legacy voice and data services	628	739	(15.0)%		1,969	2,317	(15.0)%
Other service and equipment	519	522	(0.6)%		1,586	1,596	(0.6)%
Total Operating Revenues	11,197	11,589	(3.4)%		33,893	34,498	(1.8)%

Operating Expenses
Operations and support	8,797	9,155	(3.9)%		25,839	26,623	(2.9)%
Depreciation and amortization	1,316	1,331	(1.1)%		3,978	3,986	(0.2)%
Total Operating Expenses	10,113	10,486	(3.6)%		29,817	30,609	(2.6)%
Operating Income	1,084	1,103	(1.7)%		4,076	3,889	4.8%
Equity in Net Income (Loss) of Affiliates	1	1	-%		1	(1)	-%
Operating Contribution	$1,085	$1,104	(1.7)%		$4,077	$3,888	4.9%

Operating Income Margin	9.7%	9.5%	20	BP	12.0%	11.3%	70	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					September 30,		Percent
					2019	2018	Change
Video Connections
Premium TV					20,418	23,294	(12.3)%
AT&T Now					1,145	1,858	(38.4)%
Total Video Connections					21,563	25,152	(14.3)%

Broadband Connections
IP					13,739	13,723	0.1%
DSL					562	718	(21.7)%
Total Broadband Connections					14,301	14,441	(1.0)%
Fiber Broadband Connections (included in IP)					3,696	2,504	47.6%

Voice Connections
Retail Consumer Switched Access Lines					3,467	4,144	(16.3)%
U-verse Consumer VoIP Connections					3,973	4,757	(16.5)%
Total Retail Consumer Voice Connections					7,440	8,901	(16.4)%

	Third Quarter		Percent		Nine-Month Period		Percent
	2019	2018	Change		2019	2018	Change
Video Net Additions
Premium TV1	(1,163)	(346)	-%		(2,485)	(795)	-%
AT&T Now	(195)	49	-%		(446)	703	-%
Total Video Net Additions	(1,358)	(297)	-%		(2,931)	(92)	-%

Broadband Net Additions
IP	(83)	31	-%		10	261	(96.2)%
DSL	(36)	(45)	20.0%		(118)	(170)	30.6%
Total Broadband Net Additions	(119)	(14)	-%		(108)	91	-%
Fiber Broadband Net Additions (included in IP)	318	300	6.0%		933	775	20.4%

[1]	Includes the impact of customers that migrated to AT&T Now.

Business Wireline

Business Wireline unit provides advanced IP-based services, as well as traditional data services to business customers. Results have been recast to conform to the current period's presentation.

Business Wireline Results
Dollars in millions
Unaudited	Third Quarter		Percent		Nine-Month Period		Percent
	2019	2018	Change		2019	2018	Change
Operating Revenues
Strategic and managed services	$3,900	$3,677	6.1%		$11,513	$10,849	6.1%
Legacy voice and data services	2,252	2,602	(13.5)%		6,973	8,176	(14.7)%
Other service and equipment	351	404	(13.1)%		1,102	1,010	9.1%
Total Operating Revenues	6,503	6,683	(2.7)%		19,588	20,035	(2.2)%

Operating Expenses
Operations and support	4,022	4,022	-%		12,029	12,047	(0.1)%
Depreciation and amortization	1,271	1,187	7.1%		3,735	3,520	6.1%
Total Operating Expenses	5,293	5,209	1.6%		15,764	15,567	1.3%
Operating Income	1,210	1,474	(17.9)%		3,824	4,468	(14.4)%
Equity in Net Income (Loss) of Affiliates	(1)	(3)	66.7%		-	(2)	-%
Operating Contribution	$1,209	$1,471	(17.8)%		$3,824	$4,466	(14.4)%

Operating Income Margin	18.6%	22.1%	(350)	BP	19.5%	22.3%	(280)	BP

Business Solutions

As a supplemental presentation to our Communications segment operating results, we are providing a view of our AT&T Business Solutions results which includes both wireless and fixed operations. This combined view presents a complete profile of the entire business customer relationship and underscores the importance of mobile solutions to serving our business customers. Results have been recast to conform to the current period's presentation.

Business Solutions Results
Dollars in millions
Unaudited	Third Quarter		Percent		Nine-Month Period		Percent
	2019	2018	Change		2019	2018	Change
Operating Revenues
Wireless service	$2,009	$1,857	8.2%		$5,901	$5,440	8.5%
Strategic and managed services	3,900	3,677	6.1%		11,513	10,849	6.1%
Legacy voice and data services	2,252	2,602	(13.5)%		6,973	8,176	(14.7)%
Other service and equipment	351	404	(13.1)%		1,102	1,010	9.1%
Wireless equipment	694	586	18.4%		1,902	1,737	9.5%
Total Operating Revenues	9,206	9,126	0.9%		27,391	27,212	0.7%

Operating Expenses
Operations and support	5,643	5,575	1.2%		16,770	16,724	0.3%
Depreciation and amortization	1,573	1,485	5.9%		4,643	4,408	5.3%
Total Operating Expenses	7,216	7,060	2.2%		21,413	21,132	1.3%
Operating Income	1,990	2,066	(3.7)%		5,978	6,080	(1.7)%
Equity in Net Income (Loss) of Affiliates	(1)	(3)	66.7%		-	(2)	-%
Operating Contribution	$1,989	$2,063	(3.6)%		$5,978	$6,078	(1.6)%

Operating Income Margin	21.6%	22.6%	(100)	BP	21.8%	22.3%	(50)	BP

WARNERMEDIA SEGMENT

The WarnerMedia segment develops, produces and distributes feature films, television, gaming and other content in various physical and digital formats globally. Results from Turner, Home Box Office and Warner Bros. businesses are combined with AT&T's Regional Sports Network (RSN) and Otter Media Holdings in the WarnerMedia segment.

Segment Results
Dollars in millions
Unaudited	Third Quarter		Percent	Nine-Month Period		Percent
	2019	2018	Change	2019	2018	Change
Segment Operating Revenues
Turner	$3,007	$2,988	0.6%	$9,860	$3,767	-%
HBO	1,819	1,644	10.6%	5,045	1,925	-%
Warner Bros.	3,333	3,720	(10.4)%	10,240	4,227	-%
Eliminations and other	(313)	(148)	-%	(570)	(210)	-%
Total Segment Operating Revenues	7,846	8,204	(4.4)%	24,575	9,709	-%

Segment Operating Contribution
Turner	1,489	1,449	2.8%	3,926	1,802	-%
HBO	724	630	14.9%	1,894	734	-%
Warner Bros.	563	553	1.8%	1,556	642	-%
Eliminations and other	(232)	(104)	-%	(497)	(186)	-%
Total Segment Operating Contribution	$2,544	$2,528	0.6%	$6,879	$2,992	-%

Turner

Turner is comprised of the WarnerMedia businesses managed by Turner as well as our RSN. This business unit creates and programs branded news, entertainment, sports and kids multi-platform content that is sold to various distribution affiliates. Turner also sells advertising on its networks and digital properties.

Turner Results
Dollars in millions
Unaudited	Third Quarter		Percent		Nine-Month Period		Percent
	2019	2018	Change		2019	2018	Change
Operating Revenues
Subscription	$1,927	$1,855	3.9%		$5,835	$2,363	-%
Advertising	913	944	(3.3)%		3,440	1,181	-%
Content and other	167	189	(11.6)%		585	223	-%
Total Operating Revenues	3,007	2,988	0.6%		9,860	3,767	-%

Operating Expenses
Operations and support	1,460	1,487	(1.8)%		5,813	1,933	-%
Depreciation and amortization	68	59	15.3%		167	71	-%
Total Operating Expenses	1,528	1,546	(1.2)%		5,980	2,004	-%
Operating Income	1,479	1,442	2.6%		3,880	1,763	-%
Equity in Net Income of Affiliates	10	7	42.9%		46	39	17.9%
Operating Contribution	$1,489	$1,449	2.8%		$3,926	$1,802	-%

Operating Income Margin	49.2%	48.3%	90	BP	39.4%	46.8%	(740)	BP

Home Box Office

Home Box Office consists of premium pay television and OTT services domestically and premium pay, basic tier television and OTT services internationally, as well as content licensing and home entertainment

Home Box Office Results
Dollars in millions
Unaudited	Third Quarter		Percent		Nine-Month Period		Percent
	2019	2018	Change		2019	2018	Change
Operating Revenues
Subscription	$1,533	$1,517	1.1%		$4,383	$1,787	-%
Content and other	286	127	-%		662	138	-%
Total Operating Revenues	1,819	1,644	10.6%		5,045	1,925	-%

Operating Expenses
Operations and support	1,072	991	8.2%		3,124	1,162	-%
Depreciation and amortization	33	25	32.0%		67	30	-%
Total Operating Expenses	1,105	1,016	8.8%		3,191	1,192	-%
Operating Income	714	628	13.7%		1,854	733	-%
Equity in Net Income of Affiliates	10	2	-%		40	1	-%
Operating Contribution	$724	$630	14.9%		$1,894	$734	-%

Operating Income Margin	39.3%	38.2%	110	BP	36.7%	38.1%	(140)	BP

Warner Bros.

Warner Bros. consists of the production, distribution and licensing of television programming and feature films, the distribution of home entertainment products and the production and distribution of games.

Warner Bros. Results
Dollars in millions
Unaudited	Third Quarter		Percent		Nine-Month Period		Percent
	2019	2018	Change		2019	2018	Change
Operating Revenues
Theatrical product	$1,375	$1,694	(18.8)%		$4,408	$1,917	-%
Television product	1,461	1,591	(8.2)%		4,384	1,794	-%
Video games and other	497	435	14.3%		1,448	516	-%
Total Operating Revenues	3,333	3,720	(10.4)%		10,240	4,227	-%

Operating Expenses
Operations and support	2,706	3,104	(12.8)%		8,543	3,507	-%
Depreciation and amortization	39	40	(2.5)%		122	54	-%
Total Operating Expenses	2,745	3,144	(12.7)%		8,665	3,561	-%
Operating Income	588	576	2.1%		1,575	666	-%
Equity in Net Income (Loss) of Affiliates	(25)	(23)	(8.7)%		(19)	(24)	20.8%
Operating Contribution	$563	$553	1.8%		$1,556	$642	-%

Operating Income Margin	17.6%	15.5%	210	BP	15.4%	15.8%	(40)	BP

LATIN AMERICA SEGMENT

The Latin America segment provides entertainment and wireless service outside of the U.S. Our international subsidiaries conduct business in their local currency and operating results are converted to U.S. dollars using official exchange rates. The Latin America segment contains two business units: Vrio and Mexico.

Segment Results
Dollars in millions
Unaudited	Third Quarter		Percent	Nine-Month Period		Percent
	2019	2018	Change	2019	2018	Change
Segment Operating Revenues
Vrio	$1,013	$1,102	(8.1)%	$3,112	$3,710	(16.1)%
Mexico	717	731	(1.9)%	2,093	2,099	(0.3)%
Total Segment Operating Revenues	1,730	1,833	(5.6)%	5,205	5,809	(10.4)%

Segment Operating Contribution
Vrio	13	66	(80.3)%	43	281	(84.7)%
Mexico	(179)	(267)	33.0%	(591)	(743)	20.5%
Total Segment Operating Contribution	$(166)	$(201)	17.4%	$(548)	$(462)	(18.6)%

Mexico

Mexico provides wireless services and equipment to customers in Mexico.

Mexico Results
Dollars in millions
Unaudited	Third Quarter		Percent		Nine-Month Period		Percent
	2019	2018	Change		2019	2018	Change
Operating Revenues
Wireless service	$455	$440	3.4%		$1,376	$1,261	9.1%
Wireless equipment	262	291	(10.0)%		717	838	(14.4)%
Total Operating Revenues	717	731	(1.9)%		2,093	2,099	(0.3)%

Operating Expenses
Operations and support	774	869	(10.9)%		2,312	2,459	(6.0)%
Depreciation and amortization	122	129	(5.4)%		372	383	(2.9)%
Total Operating Expenses	896	998	(10.2)%		2,684	2,842	(5.6)%
Operating Income (Loss)	(179)	(267)	33.0%		(591)	(743)	20.5%
Equity in Net Income of Affiliates	-	-	-%		-	-	-%
Operating Contribution	$(179)	$(267)	33.0%		$(591)	$(743)	20.5%

Operating Income Margin	(25.0)%	(36.5)%	1,150	BP	(28.2)%	(35.4)%	720	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					September 30,		Percent
					2019	2018	Change
Mexico Wireless Subscribers[1]
Postpaid					5,352	5,822	(8.1)%
Prepaid					12,848	11,270	14.0%
Reseller					419	213	96.7%
Total Mexico Wireless Subscribers					18,619	17,305	7.6%

	Third Quarter		Percent		Nine-Month Period		Percent
	2019	2018	Change		2019	2018	Change
Mexico Wireless Net Additions
Postpaid	(137)	73	-%		(359)	324	-%
Prepaid	668	802	(16.7)%		1,183	1,873	(36.8)%
Reseller	67	32	-%		166	9	-%
Total Mexico Wireless Net Subscriber Additions	598	907	(34.1)%		990	2,206	(55.1)%

[1]	2019 excludes the impact of 692 subscriber disconnections resulting from the churn of customers related to sales by certain third-party distributors and the sunset of 2G services in Mexico, which are reflected in beginning of period subscribers.

Vrio

Vrio provides entertainment services to customers utilizing satellite technology in Latin America and the Caribbean.

Vrio Results
Dollars in millions
Unaudited	Third Quarter		Percent		Nine-Month Period		Percent
	2019	2018	Change		2019	2018	Change
Operating Revenues	$1,013	$1,102	(8.1)%		$3,112	$3,710	(16.1)%

Operating Expenses
Operations and support	851	877	(3.0)%		2,598	2,894	(10.2)%
Depreciation and amortization	162	168	(3.6)%		496	559	(11.3)%
Total Operating Expenses	1,013	1,045	(3.1)%		3,094	3,453	(10.4)%
Operating Income	-	57	-%		18	257	(93.0)%
Equity in Net Income of Affiliates	13	9	44.4%		25	24	4.2%
Operating Contribution	$13	$66	(80.3)%		$43	$281	(84.7)%

Operating Income Margin	-%	5.2%	(520)	BP	0.6%	6.9%	(630)	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					September 30,		Percent
					2019	2018	Change
Vrio Video Subscribers[1]					13,306	13,640	(2.4)%

	Third Quarter		Percent		Nine-Month Period		Percent
	2019	2018	Change		2019	2018	Change
Vrio Video Net Subscriber Additions	(167)	(73)	-%		(310)	52	-%

[1]	2019 excludes the impact of 222 subscriber disconnections resulting from conforming our video credit policy across the region, which is reflected in beginning of period subscribers.

XANDR SEGMENT

The Xandr segment provides advertising services. These services utilize data insights to develop higher value targeted advertising. Certain revenues in this segment are also reported by the Communications segment and are eliminated upon consolidation.

Segment Operating Results
Dollars in millions
Unaudited	Third Quarter		Percent		Nine-Month Period		Percent
	2019	2018	Change		2019	2018	Change
Segment Operating Revenues	$504	$445	13.3%		$1,415	$1,174	20.5%

Segment Operating Expenses
Operations and support	162	109	48.6%		469	218	-%
Depreciation and amortization	15	3	-%		41	4	-%
Total Segment Operating Expenses	177	112	58.0%		510	222	-%
Operating Income	327	333	(1.8)%		905	952	(4.9)%
Equity in Net Income of Affiliates	-	-	-%		-	-	-%
Segment Operating Contribution	$327	$333	(1.8)%		$905	$952	(4.9)%

Segment Operating Income Margin	64.9%	74.8%	(990)	BP	64.0%	81.1%	(1,710)	BP

Supplemental AT&T Advertising Revenues

As a supplemental presentation to our Xandr segment operating results, we are providing a view of total advertising revenues generated by AT&T, which combines the advertising revenues recorded across all operating segments. This combined view presents the entire portfolio of revenues generated from AT&T assets and represents a significant strategic initiative and growth opportunity for AT&T.

Advertising Revenues
Dollars in millions
Unaudited	Third Quarter		Percent	Nine-Month Period		Percent
	2019	2018	Change	2019	2018	Change
Operating Revenues
WarnerMedia	$945	$983	(3.9)%	$3,509	$1,222	-%
Communications	495	478	3.6%	1,382	1,284	7.6%
Xandr	504	445	13.3%	1,415	1,174	20.5%
Eliminations	(421)	(401)	(5.0)%	(1,170)	(1,122)	(4.3)%
Total Advertising Revenues	$1,523	$1,505	1.2%	$5,136	$2,558	-%

SUPPLEMENTAL SEGMENT RECONCILIATION

Three Months Ended
Dollars in millions
Unaudited
September 30, 2019
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Communications
Mobility	$17,701	$9,948	$7,753	$2,011	$5,742	$-	$5,742
Entertainment Group	11,197	8,797	2,400	1,316	1,084	1	1,085
Business Wireline	6,503	4,022	2,481	1,271	1,210	(1)	1,209
Total Communications	35,401	22,767	12,634	4,598	8,036	-	8,036
WarnerMedia
Turner	3,007	1,460	1,547	68	1,479	10	1,489
Home Box Office	1,819	1,072	747	33	714	10	724
Warner Bros.	3,333	2,706	627	39	588	(25)	563
Eliminations and other	(313)	(71)	(242)	10	(252)	20	(232)
Total WarnerMedia	7,846	5,167	2,679	150	2,529	15	2,544
Latin America
Vrio	1,013	851	162	162	-	13	13
Mexico	717	774	(57)	122	(179)	-	(179)
Total Latin America	1,730	1,625	105	284	(179)	13	(166)
Xandr	504	162	342	15	327	-	327
Segment Total	45,481	29,721	15,760	5,047	10,713	$28	$10,741
Corporate and Other
Corporate	407	703	(296)	131	(427)
Acquisition-related items	-	190	(190)	1,771	(1,961)
Certain significant items	-	39	(39)	-	(39)
Eliminations and consolidations	(1,300)	(915)	(385)	-	(385)
AT&T Inc.	$44,588	$29,738	$14,850	$6,949	$7,901

September 30, 2018
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Communications
Mobility	$17,735	$10,104	$7,631	$2,057	$5,574	$1	$5,575
Entertainment Group	11,589	9,155	2,434	1,331	1,103	1	1,104
Business Wireline	6,683	4,022	2,661	1,187	1,474	(3)	1,471
Total Communications	36,007	23,281	12,726	4,575	8,151	(1)	8,150
WarnerMedia
Turner	2,988	1,487	1,501	59	1,442	7	1,449
Home Box Office	1,644	991	653	25	628	2	630
Warner Bros.	3,720	3,104	616	40	576	(23)	553
Eliminations and other	(148)	(79)	(69)	10	(79)	(25)	(104)
Total WarnerMedia	8,204	5,503	2,701	134	2,567	(39)	2,528
Latin America
Vrio	1,102	877	225	168	57	9	66
Mexico	731	869	(138)	129	(267)	-	(267)
Total Latin America	1,833	1,746	87	297	(210)	9	(201)
Xandr	445	109	336	3	333	-	333
Segment Total	46,489	30,639	15,850	5,009	10,841	$(31)	$10,810
Corporate and Other
Corporate	531	141	390	829	(439)
Acquisition-related items	-	362	(362)	2,329	(2,691)
Certain significant items	-	75	(75)	-	(75)
Eliminations and consolidations	(1,281)	(913)	(368)	(1)	(367)
AT&T Inc.	$45,739	$30,304	$15,435	$8,166	$7,269

SUPPLEMENTAL SEGMENT RECONCILIATION

Nine Months Ended
Dollars in millions
Unaudited
September 30, 2019
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Communications
Mobility	$52,356	$29,511	$22,845	$6,027	$16,818	$(1)	$16,817
Entertainment Group	33,893	25,839	8,054	3,978	4,076	1	4,077
Business Wireline	19,588	12,029	7,559	3,735	3,824	-	3,824
Total Communications	105,837	67,379	38,458	13,740	24,718	-	24,718
WarnerMedia
Turner	9,860	5,813	4,047	167	3,880	46	3,926
Home Box Office	5,045	3,124	1,921	67	1,854	40	1,894
Warner Bros.	10,240	8,543	1,697	122	1,575	(19)	1,556
Eliminations and other	(570)	(31)	(539)	28	(567)	70	(497)
Total WarnerMedia	24,575	17,449	7,126	384	6,742	137	6,879
Latin America
Vrio	3,112	2,598	514	496	18	25	43
Mexico	2,093	2,312	(219)	372	(591)	-	(591)
Total Latin America	5,205	4,910	295	868	(573)	25	(548)
Xandr	1,415	469	946	41	905	-	905
Segment Total	137,032	90,207	46,825	15,033	31,792	$162	$31,954
Corporate and Other
Corporate	1,290	2,129	(839)	505	(1,344)
Acquisition-related items	(72)	579	(651)	5,719	(6,370)
Certain significant items	-	381	(381)	-	(381)
Eliminations and consolidations	(3,878)	(2,814)	(1,064)	(1)	(1,063)
AT&T Inc.	$134,372	$90,482	$43,890	$21,256	$22,634

September 30, 2018
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Communications
Mobility	$51,965	$29,603	$22,362	$6,218	$16,144	$-	$16,144
Entertainment Group	34,498	26,623	7,875	3,986	3,889	(1)	3,888
Business Wireline	20,035	12,047	7,988	3,520	4,468	(2)	4,466
Total Communications	106,498	68,273	38,225	13,724	24,501	(3)	24,498
WarnerMedia
Turner	3,767	1,933	1,834	71	1,763	39	1,802
Home Box Office	1,925	1,162	763	30	733	1	734
Warner Bros.	4,227	3,507	720	54	666	(24)	642
Eliminations and other	(210)	(106)	(104)	11	(115)	(71)	(186)
Total WarnerMedia	9,709	6,496	3,213	166	3,047	(55)	2,992
Latin America
Vrio	3,710	2,894	816	559	257	24	281
Mexico	2,099	2,459	(360)	383	(743)	-	(743)
Total Latin America	5,809	5,353	456	942	(486)	24	(462)
Xandr	1,174	218	956	4	952	-	952
Segment Total	123,190	80,340	42,850	14,836	28,014	$(34)	$27,980
Corporate and Other
Corporate	1,636	1,832	(196)	1,034	(1,230)
Acquisition-related items	-	750	(750)	4,669	(5,419)
Certain significant items	-	407	(407)	-	(407)
Eliminations and consolidations	(2,063)	(1,040)	(1,023)	(1)	(1,022)
AT&T Inc.	$122,763	$82,289	$40,474	$20,538	$19,936